EXHIBIT 99.1

SoundBite Communications Reports Third Quarter 2009 Financial Results

Revenues of $10.5 Million; Large B2C Revenues Up 16% Year-over-Year

BEDFORD, Mass., Nov. 5, 2009 (GLOBE NEWSWIRE) -- SoundBite Communications, Inc. (Nasdaq:SDBT) today announced its financial results for the third quarter of 2009. Third quarter revenues were $10.5 million, a decrease of 1% from the same quarter in 2008. Loss per share was $0.04 versus loss per share of $0.10 in the same quarter of 2008.

Jim Milton, SoundBite's president and CEO, stated "I am extremely pleased to have exceeded the high end of our guidance range again this quarter and that we grew our large B2C revenues by 16%. With our strong operational discipline as a backdrop, the revenue upside from our large B2C business coupled with the continued stabilization in our collection agency vertical resulted in cash generation during the third quarter."

Milton continued, "In addition to achieving strong financial results in the quarter, we were pleased with the continued adoption of proactive customer communications as a powerful way for our clients to interact with their customers. As SoundBite continues to offer new solutions, like our recently announced Preference Management solution, we are strengthening our position in the proactive customer communications market."

Quarterly Results

Gross margin for the third quarter of 2009 was 59.8% versus 60.8% in the third quarter of 2008. Operating expenses were $7.0 million in the third quarter of 2009 and as a percentage of revenues were 66.5% versus 77.3% in the year-earlier period.

Net loss was $689,000 for the third quarter of 2009 versus a net loss of $1.5 million in the third quarter of 2008. Loss per share for the third quarter of 2009 was $0.04 versus a loss per share of $0.10 in the same quarter of 2008.

Net loss in the third quarter of 2009 included stock-based compensation expense of $287,000 and amortization of intangibles of $30,000. Net loss in the third quarter of 2008 included stock based compensation of $243,000 and amortization of intangibles of $43,000 (see the attached table for a breakdown of stock-based compensation expense by operating statement line item).

Other Highlights of the Quarter

 * Announced the availability of its enhanced Web Services API with three new modules: SoundBite Connect for Computer Telephony
   Integration (CTI) integration, SoundBite Automate for automated data exchange and SoundBite Trigger for real-time messaging.
 * Introduced new campaign management tools to increase contact center productivity and provide contact center managers with a unique view into real-time campaign activity and contact center resources.
 * Packaged two new proactive customer communications solutions;
   one aimed at mortgage servicers participating in the Making Home
   Affordable (MHA) loan modification program and the second to help utility companies maximize enrollments in Low Income Energy
   Assistance Programs (LIHEAP) for low-income households.

Fourth Quarter 2009 Guidance

For the fourth quarter of 2009, SoundBite currently projects revenues in the range of $9.4 million to $10.2 million and gross margin in the range of 58% to 60%. Operating expenses are expected to be approximately $6.8 million. The projection for pro forma operating loss is in the range of $800,000 to $1.3 million. Excluded from the pro forma operating loss projection are stock based compensation of approximately $300,000, and amortization of intangibles of $30,000. Interest income is projected to be approximately $11,000. The basic weighted average share count is expected to be 16.3 million for the fourth quarter of 2009. SoundBite expects capital expenditures to be approximately $400,000 and depreciation expense to be approximately $550,000.

Webcast and Teleconference Information

The company will host a conference call today at 5:00 p.m. ET to discuss its financial results. A live and archived webcast of the event will be available at http://ir.soundbite.com/events.cfm.A live dial-in is available domestically at 888-778-8873 and internationally at 913-312-1513.

A podcast as well as replay of the call will be available. To access the podcast, please visit SoundBite's website and enter the passcode SDBTPC. A replay of the call will be accessible two hours after the live call until 11:59 p.m. ET on November 19, 2009 and by dialing 888-203-1112 for domestic callers and 719-457-0820 for international callers and entering passcode 1798914.

About SoundBite Communications

SoundBite Communications provides on-demand, integrated multi-channel communications solutions that enable clients to achieve superior business results. Building on its foundation as a leading provider of automated voice messaging services, SoundBite offers integrated voice, text and email messaging solutions that help clients deliver the right message, to the right customer, using the right channel, at the right time. Organizations in industries such as collections, financial services, retail, telecom and media, and utilities rely on the SoundBite Intelligent Communications Platform to send over a billion messages annually for collections, customer care, and sales and marketing applications. For more information, visit http://www.SoundBite.com.

Forward-Looking Statements

This is a "safe harbor" statement under the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained in this press release, including statements made in the third paragraph of this press release and statements under "Fourth Quarter 2009 Guidance" are based upon SoundBite's historical performance and its current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by SoundBite, its management or any other person that the future plans, estimates or expectations contemplated by SoundBite will be achieved. These forward-looking statements represent SoundBite's expectations as of the date of this press release. Subsequent events may cause these expectations to change, and SoundBite disclaims any obligation to update the forward-looking statements in the future. Matters subject to forward-looking statements involve known and unknown risks and uncertainties, including: slower than anticipated development of the market for automated voice messaging services; defects in SoundBite's platform, disruptions in its service or errors in its execution; discontinued or decreased use of SoundBite's service by its clients, which are not subject to minimum purchase requirements for any reason, including market conditions and regulatory developments; and the occurrence of events adversely affecting the collection agencies industry or in-house collection departments, which account for a significant portion of SoundBite's revenues. These and other factors, including the factors set forth under the caption "Item 1A. Risk Factors" in SoundBite's most recent quarterly report on Form 10-Q filed with the Securities and Exchange Commission, could cause SoundBite's performance or achievements to be materially different from those expressed or implied by the forward-looking statements.

SoundBite is a registered service mark of SoundBite Communications, Inc.

(SDBT: F)

                    SOUNDBITE COMMUNICATIONS, INC.
           Condensed Consolidated Statements of Operations
                             (Unaudited)
          (in thousands, except share and per share amounts)

                          Three Months Ended       Nine Months Ended
                             September 30,           September 30,
                        ----------------------  ----------------------
                           2009        2008        2009        2008
                           ----        ----        ----        ----
 Revenues               $   10,457  $   10,613  $   29,574  $   32,556
 Cost of revenues(1)         4,202       4,155      11,740      12,555
                        ----------  ----------  ----------  ----------
  Gross profit               6,255       6,458      17,834      20,001
                        ----------  ----------  ----------  ----------
 Operating expenses:
  Research and
   development(1)            1,420       1,283       4,186       3,834
  Sales and marketing(1)     3,704       4,659      10,875      13,500
  General and
   administrative(1)         1,831       2,050       6,045       7,969
  Impairment of goodwill         0         208         121         208
                        ----------  ----------  ----------  ----------
   Total operating
    expenses                 6,955       8,200      21,227      25,511
                        ----------  ----------  ----------  ----------
 Operating loss               (700)     (1,742)     (3,393)     (5,510)
 Other income:
  Interest income               11         233          66         798
  Gain on litigation
   settlement                   --          --          --       4,600
                        ----------  ----------  ----------  ----------
   Total other income           11         233          66       5,398
                        ----------  ----------  ----------  ----------
 Net loss               $     (689) $   (1,509) $   (3,327) $     (112)
                        ==========  ==========  ==========  ==========

Net loss per common
 share:
 Basic and Diluted      $    (0.04) $    (0.10) $    (0.21) $    (0.01)
 Weighted average common
  shares outstanding:
  Basic and Diluted     16,128,593  15,439,546  15,844,296  15,328,768

 (1) Amounts include stock-based compensation expense, as follows:

                                Three Months Ended   Nine Months Ended
                                ------------------  ------------------
                                   September 30,       September 30,
                                   -------------       -------------
                                  2009      2008      2009      2008
                                  ----      ----      ----      ----

 Cost of revenues               $      8  $     11  $     21  $     22
 Research and development             30        25        76        60
 Sales and marketing                 123       108       327       276
 General and administrative          126        99       356       240
                                --------  --------  --------  --------
                                $   287   $    243  $    780  $    598
                                ========  ========  ========  ========

                    SOUNDBITE COMMUNICATIONS, INC.
                Condensed Consolidated Balance Sheets
                 (in thousands, except share amounts)

                                            September 30, December 31,
                                                2009          2008
                                            ------------  ------------
                                             (unaudited)

 Assets
 Current assets:
  Cash and cash equivalents                 $     37,126  $     37,425
  Accounts receivable, net of allowance for
   doubtful accounts of $171 at
   September 30, 2009 and $218 at
   December 31, 2008                               6,153         6,641
  Prepaid expenses and other current assets        1,208         1,221
                                            ------------  ------------
   Total current assets                           44,487        45,287
                                            ------------  ------------
  Property and equipment, net                      3,135         4,276
  Goodwill                                            95            --
  Intangible assets, net                             109           205
  Other assets                                        28            62
                                            ------------  ------------
   Total assets                             $     47,854  $     49,830
                                            ============  ============

 Liabilities and Stockholders' Equity
 Current liabilities:
  Accounts payable                          $        782  $        464
  Accrued expenses                                 3,105         3,158
                                            ------------  ------------
   Total current liabilities                       3,887         3,622
                                            ------------  ------------

 Non-current liabilities:
  Other liabilities                                  408           454
                                            ------------  ------------
   Total liabilities                               4,295         4,076
                                            ------------  ------------

 Stockholders' equity:
  Common stock, $0.001 par value --
   75,000,000 shares authorized; 16,504,018
   shares issued and 16,308,633 shares
   outstanding at September 30, 2009;
   15,701,644 shares issued and 15,506,259
   shares outstanding at December 31, 2008            17            16
  Additional paid-in capital                      67,811        66,703
  Treasury stock, at cost --195,385 shares
   at September 30, 2009 and
   December 31, 2008                                (132)         (132)
  Accumulated other comprehensive loss               (49)          (72)
  Accumulated deficit                            (24,088)      (20,761)
                                            ------------  ------------
   Total stockholders' equity                     43,559        45,754
                                            ------------  ------------
    Total liabilities and stockholders'
     equity                                 $     47,854  $     49,830
                                            ============  ============

                    SOUNDBITE COMMUNICATIONS, INC.
           CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Unaudited)
                            (in thousands)

                                                     Nine Months Ended
                                                       September 30,
                                                    ------------------
                                                      2009      2008
                                                      ----      ----
 Cash flows from operating activities:
 Net loss                                           $ (3,327) $   (112)
 Adjustments to reconcile net loss to net cash
  provided by operating activities:
  Depreciation of property and equipment               1,912     2,582
  Amortization of intangible assets                       96       101
  (Recovery) provision for doubtful accounts             (47)       17
  Stock-based compensation                               780       598
  Impairment of goodwill                                 121       208
  Gain (loss) on disposal of equipment                    21       (15)
 Change in operating assets and liabilities, net of
  effect of acquisition:
  Accounts receivable                                    536       691
  Prepaid expenses and other current assets               14       309
  Other assets                                            37       108
  Accounts payable                                       344       762
  Accrued expenses                                       (95)     (666)
                                                    --------  --------
   Net cash provided by operating activities             392     4,583
                                                    --------  --------
 Cash flows from investing activities:
  Proceeds received from sale of equipment                --        21
  Cash paid related to acquisition of business          (216)     (611)
  Purchases of property and equipment                   (804)   (1,442)
                                                    --------  --------
   Net cash used in investing activities              (1,020)   (2,032)
                                                    --------  --------
 Cash flows from financing activities:
  Proceeds from issuance of common stock upon
   exercise of stock options                             329       109
                                                    --------  --------
   Net cash provided by financing activities             329       109
                                                    --------  --------
 Effect of exchange rate changes on cash and cash
  equivalents                                             --       (17)
                                                    --------  --------
    Net (decrease) increase in cash and cash
     equivalents                                        (299)    2,643
 Cash and cash equivalents, beginning of period       37,425    35,674
                                                    --------  --------
 Cash and cash equivalents, end of period           $ 37,126  $ 38,317
                                                    ========  ========

 Supplemental disclosure of cash flow information:
  Contingent cash payments payable to Mobile
   Collect                                          $     95  $     28
                                                    ========  ========
 Supplemental disclosure of non-cash investing
  activities:
  Property and equipment, included in accounts
   payable                                          $     26  $      5
                                                    ========  ========

CONTACT:  SoundBite Communications
          IR Contact:
          Lynn Ricci
            781-897-2696
            lricci@SoundBite.com
          Media Contact:
          Marie Ruzzo
            781-897-2632
            mruzzo@SoundBite.com